ARTISAN PARTNERS FUNDS, INC.

SUPPLEMENT DATED JULY 31, 2013

TO THE PROSPECTUS OF ARTISAN PARTNERS FUNDS, INC. (Investor, Institutional and Advisor Shares)

DATED FEBRUARY 1, 2013, AS SUPPLEMENTED JULY 22, 2013 AND JULY 31, 2013

ARTISAN SMALL CAP FUND

Effective as of the close of business on August 2, 2013, Artisan Small Cap Fund is closed to most new investors. The Fund will accept new accounts from certain investors who satisfy new account eligibility requirements. Eligibility requirements are described in Artisan Funds’ prospectus under the heading “Who is Eligible to Invest in a Closed Artisan Fund?”

Effective as of the close of business on August 2, 2013, the following paragraph is added under the heading “Purchase and Sale of Fund Shares” on page 31 of Artisan Funds’ prospectus:

Artisan Small Cap Fund closed to most new investors as of the close of business on August 2, 2013. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Effective as of the close of business on August 2, 2013, the following replaces the text under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” on pages 56-57 of Artisan Funds’ prospectus in its entirety:

Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund are closed to most new investors. The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below. Unless specified below, each individual in a pooled vehicle must meet one of the eligibility requirements set forth below.

If you have been a shareholder in a Fund continuously since it closed, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions in that Fund, even though the Fund has closed, unless Artisan Partners considers such additional purchases to be not in the best interests of the Fund and its other shareholders. An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants. You may open a new account in a closed Fund only if that account meets the Fund’s other criteria (for example, minimum initial investment) and:

•

you are already a shareholder in the closed Fund (in your own name or as beneficial owner of shares held in someone else’s name) (for example, a nominee, custodian or omnibus account holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account in that Fund);

•	you are a shareholder with combined balances of $100,000 in any of the Artisan Funds (in your own name or as beneficial owner of shares held in someone else’s name);

•

you receive shares of the closed Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);

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you are transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•

you are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with Artisan Funds or Artisan Partners Distributors LLC and Artisan Funds or Artisan Partners Distributors LLC has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

•

you are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund;

•

you are a client (other than an employee benefit plan) of an institutional consultant and Artisan Funds or Artisan Partners Distributors LLC has notified that consultant in writing that you may invest in the Fund;

•

you are an employee benefit plan that is a client of an institutional consultant that has an existing business relationship with Artisan Partners or Artisan Funds and Artisan Funds or Artisan Partners Distributors LLC has notified that consultant in writing that the plan may invest in the Fund (only available for investments in Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund);

•

you are a client (other than an employee benefit plan) of a financial advisor or a financial planner, or an affiliate of a financial advisor or financial planner, who has at least $500,000 of client assets invested with the Fund or at least $1,000,000 of client assets invested with Artisan Funds at the time of your application;

•

you are a client of Artisan Partners or you have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in a closed Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively; or

•	you are a director or officer of Artisan Funds, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those persons.

A Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund. A Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. A Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

Please Retain This Supplement for Future Reference